                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998-E


                         MONTHLY SERVICER'S CERTIFICATE


         Accounting Date:                                     February 28, 2002
                                                 -------------------------------
         Determination Date:                                      March 7, 2002
                                                 -------------------------------
         Distribution Date:                                      March 15, 2002
                                                 -------------------------------
         Monthly Period Ending:                               February 28, 2002
                                                 -------------------------------

         This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of December 1, 1998, among Arcadia Automobile Receivables Trust, 1998-E (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and "AFL", as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meanings assigned them in the Sale and Servicing Agreement.

         Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


I.   Collection Account Summary

     Available Funds:
                Payments Received                                                    $3,028,907.92
                Liquidation Proceeds (excluding Purchase Amounts)                      $253,385.76
                Current Monthly Advances                                                 50,144.81
                Amount of withdrawal, if any, from the Spread Account                  $183,094.36
                Monthly Advance Recoveries                                              (71,255.44)
                Purchase Amounts - Warranty and Administrative Receivables                   $0.00
                Purchase Amounts - Liquidated Receivables                                    $0.00
                Income from investment of funds in Trust Accounts                        $2,909.22
                                                                                 ------------------
     Total Available Funds                                                                                           $3,447,186.63
                                                                                                                  =================

     Amounts Payable on Distribution Date:
                Reimbursement of Monthly Advances                                            $0.00
                Backup Servicer Fee                                                          $0.00
                Basic Servicing Fee                                                     $65,690.52
                Trustee and other fees                                                       $0.00
                Class A-1 Interest Distributable Amount                                      $0.00
                Class A-2 Interest Distributable Amount                                  $9,626.88
                Class A-3 Interest Distributable Amount                                $292,291.67
                Noteholders' Principal Distributable Amount                          $3,079,577.56
                Amounts owing and not paid to Security Insurer under
                  Insurance Agreement                                                        $0.00
                Supplemental Servicing Fees (not otherwise paid to Servicer)                 $0.00
                Spread Account Deposit                                                       $0.00
                                                                                 ------------------
     Total Amounts Payable on Distribution Date                                                                      $3,447,186.63
                                                                                                                  =================


                                 Page 1 (1998-E)

II.  Available Funds

     Collected Funds (see V)
                  Payments Received                                                  $3,028,907.92
                  Liquidation Proceeds (excluding Purchase Amounts)                    $253,385.76                   $3,282,293.68
                                                                                 ------------------

     Purchase Amounts                                                                                                        $0.00

     Monthly Advances
                  Monthly Advances - current Monthly Period (net)                      ($21,110.63)
                  Monthly Advances - Outstanding Monthly Advances
                     not otherwise reimbursed to the Servicer                                $0.00                     ($21,110.63)
                                                                                 ------------------

     Income from investment of funds in Trust Accounts                                                                   $2,909.22
                                                                                                                  -----------------

     Available Funds                                                                                                 $3,264,092.27
                                                                                                                  =================

III. Amounts Payable on Distribution Date

     (i)(a)     Taxes due and unpaid with respect to the Trust
                (not otherwise paid by AFL or the Servicer)                                                                  $0.00

     (i)(b)     Outstanding Monthly Advances (not otherwise reimbursed to
                Servicer and to be reimbursed on the Distribution Date)                                                      $0.00

     (i)(c)     Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                              $0.00

     (ii)       Accrued and unpaid fees (not otherwise paid by AFL or the
                Servicer):
                  Owner Trustee                                                              $0.00
                  Administrator                                                              $0.00
                  Indenture Trustee                                                          $0.00
                  Indenture Collateral Agent                                                 $0.00
                  Lockbox Bank                                                               $0.00
                  Custodian                                                                  $0.00
                  Backup Servicer                                                            $0.00
                  Collateral Agent                                                           $0.00                           $0.00
                                                                                 ------------------

     (iii)(a)   Basic Servicing Fee (not otherwise paid to Servicer)                                                    $65,690.52

     (iii)(b)   Supplemental Servicing Fees (not otherwise paid to Servicer)                                                 $0.00

     (iii)(c)   Servicer reimbursements for mistaken deposits or postings of checks returned for insufficient funds (not otherwise
                reimbursed to Servicer)                                                                                      $0.00

     (iv)       Class A-1 Interest Distributable Amount                                                                      $0.00
                Class A-2 Interest Distributable Amount                                                                  $9,626.88
                Class A-3 Interest Distributable Amount                                                                $292,291.67

     (v)        Noteholders' Principal Distributable Amount
                  Payable to Class A-1 Noteholders                                                                           $0.00
                  Payable to Class A-2 Noteholders                                                                   $2,062,902.23
                  Payable to Class A-3 Noteholders                                                                   $1,016,675.33

     (vii)      Unpaid principal balance of the Class A-1 Notes after deposit to the Note Distribution Account of any funds in the Class A-1
                Holdback Subaccount (applies only on the Class A-1 Final
                Scheduled Distribution Date)                                                                                 $0.00

     (ix)       Amounts owing and not paid to the Security Insurer under Insurance
                Agreement                                                                                                    $0.00
                                                                                                                  -----------------

                Total amounts payable on Distribution Date                                                           $3,447,186.63
                                                                                                                  =================

                                 Page 2 (1998-E)

IV.     Calculation of Credit Enhancement Fee ("Spread Account Deposit");
        withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
        Account Shortfall and Class A-1 Maturity Shortfall

        Spread Account deposit:

                Amount of excess, if any, of Available Funds over total
                amounts payable (or amount of such excess up to the Spread
                Account Maximum Amount)                                                                                      $0.00

        Reserve Account Withdrawal on any Determination Date:

                Amount of excess, if any, of total amounts payable over
                Available Funds (excluding amounts payable under item (vii) of
                Section III)                                                                                                 $0.00

                Amount available for withdrawal from the Reserve Account
                (excluding the Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve
                Account and the Requisite Reserve Amount (amount on deposit in the Reserve Account calculated taking into account any
                withdrawals from or deposits to the Reserve Account in respect
                of transfers of Subsequent Receivables)                                                                      $0.00

                (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1 Holdback
                Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                Amount of withdrawal, if any, from the Reserve Account                                                       $0.00

        Reserve Account Withdrawal on Determination Date for Class A-1 Final
        Scheduled Distribution Date:

                Amount by which (a) the remaining principal balance of the
                Class A-1 Notes exceeds (b) Available Funds after payment of
                amounts set forth in item (v) of Section III                                                                 $0.00

                Amount available in the Class A-1 Holdback Subaccount                                                        $0.00

                (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the v Indenture Trustee from the Class A-1 Holdback
                Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution Account for payment to the Class A-1
                Noteholders)

                Amount of withdrawal, if any, from the Class A-1 Holdback
                Subaccount                                                                                                   $0.00

        Deficiency Claim Amount:

                Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1
                Holdback Subaccount and Available Funds                                                                      $0.00

                (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

        Pre-Funding Account Shortfall:

                Amount of excess, if any, on the Distribution Date on or
                immediately following the end of the Funding Period, of (a)
                the sum of the Class A-1 Prepayment Amount, the Class
                A-2 Prepayment Amount, the Class A-3 Prepayment Amount, the
                Class A-4 Prepayment Amount, over, (b) the amount on deposit in
                the Pre-Funding Account                                                                                      $0.00


        Class A-1 Maturity Shortfall:

                Amount of excess, if any, on the Class A-1 Final Scheduled
                Distribution Date, of (a) the unpaid principal balance of the
                Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of
                Section III or pursuant to a withdrawal from the Class A-1
                Holdback Subaccount.                                                                                         $0.00

        (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or
        Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the
        Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class
        A-1 Maturity Shortfall.)

                                 Page 3 (1998-E)

V.      Collected Funds

        Payments Received:
                     Supplemental Servicing Fees                                                       $0.00
                     Amount allocable to interest                                                 797,452.29
                     Amount allocable to principal                                              2,231,455.63
                     Amount allocable to Insurance Add-On Amounts                                      $0.00
                     Amount allocable to Outstanding Monthly Advances (reimbursed
                        to the Servicer prior to deposit in the Collection Account)                    $0.00
                                                                                              ---------------

        Total Payments Received                                                                                      $3,028,907.92

        Liquidation Proceeds:
                     Gross amount realized with respect to Liquidated Receivables                 287,555.47

                     Less: (i) reasonable expenses incurred by Servicer in
                        connection with the collection of such Liquidated
                        Receivables and the repossession and disposition of the
                        related Financed Vehicles and (ii) amounts required to be
                        refunded to Obligors on such Liquidated Receivables                       (34,169.71)
                                                                                              ---------------

        Net Liquidation Proceeds                                                                                       $253,385.76

        Allocation of Liquidation Proceeds:
                     Supplemental Servicing Fees                                                       $0.00
                     Amount allocable to interest                                                      $0.00
                     Amount allocable to principal                                                     $0.00
                     Amount allocable to Insurance Add-On Amounts                                      $0.00
                     Amount allocable to Outstanding Monthly Advances (reimbursed
                        to the Servicer prior to deposit in the Collection Account)                    $0.00                 $0.00
                                                                                              ---------------       ---------------

        Total Collected Funds                                                                                        $3,282,293.68
                                                                                                                    ===============

VI.     Purchase Amounts Deposited in Collection Account

        Purchase Amounts - Warranty Receivables                                                                              $0.00
                     Amount allocable to interest                                                      $0.00
                     Amount allocable to principal                                                     $0.00
                     Amount allocable to Outstanding Monthly Advances (reimbursed
                        to the Servicer prior to deposit in the Collection Account)                    $0.00

        Purchase Amounts - Administrative Receivables                                                                        $0.00
                     Amount allocable to interest                                                      $0.00
                     Amount allocable to principal                                                     $0.00
                     Amount allocable to Outstanding Monthly Advances (reimbursed
                        to the Servicer prior to deposit in the Collection Account)                    $0.00
                                                                                              ---------------

        Total Purchase Amounts                                                                                               $0.00
                                                                                                                    ===============

VII.    Reimbursement of Outstanding Monthly Advances

        Outstanding Monthly Advances                                                                                   $143,257.62

        Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                     Payments received from Obligors                                             ($71,255.44)
                     Liquidation Proceeds                                                              $0.00
                     Purchase Amounts - Warranty Receivables                                           $0.00
                     Purchase Amounts - Administrative Receivables                                     $0.00
                                                                                              ---------------

        Outstanding Monthly Advances to be netted against Monthly
             Advances for the current Monthly Period                                                                   ($71,255.44)

        Outstanding Monthly Advances to be reimbursed out of
             Available Funds on the Distribution Date                                                                  ($71,255.44)

        Remaining Outstanding Monthly Advances                                                                          $72,002.18

        Monthly Advances - current Monthly Period                                                                       $50,144.81
                                                                                                                    ---------------

        Outstanding Monthly Advances - immediately following the Distribution Date                                     $122,146.99
                                                                                                                    ===============


                                 Page 4 (1998-E)

VIII.       Calculation of Interest and Principal Payments

        A.  Calculation of Principal Distribution Amount

            Payments received allocable to principal                                                                 $2,231,455.63
            Aggregate of Principal Balances as of the Accounting Date of all
                Receivables that became Liquidated Receivables during the
                Monthly Period                                                                                         $848,121.93
            Purchase Amounts - Warranty Receivables allocable to principal                                                   $0.00
            Purchase Amounts - Administrative Receivables allocable to principal                                             $0.00
            Amounts withdrawn from the Pre-Funding Account                                                                   $0.00
            Cram Down Losses                                                                                                 $0.00
                                                                                                                   ----------------

            Principal Distribution Amount                                                                            $3,079,577.56
                                                                                                                   ================

        B.  Calculation of Class A-1 Interest Distributable Amount

            Class A-1 Monthly Interest Distributable Amount:

            Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                of principal to Class A-1 Noteholders on such Distribution Date)                  $0.00

            Multiplied by the Class A-1 Interest Rate                                            5.4290%

            Multiplied by actual days in the period or in the case of the first
                Distribution Date, by 24/360                                                 0.08611111                      $0.00
                                                                                           -------------

            Plus any unpaid Class A-1 Interest Carryover Shortfall                                                              --
                                                                                                                   ----------------

            Class A-1 Interest Distributable Amount                                                                          $0.00
                                                                                                                   ================

        C.  Calculation of Class A-2 Interest Distributable Amount

            Class A-2 Monthly Interest Distributable Amount:

            Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                of principal to Class A-2 Noteholders on such Distribution Date)          $2,062,902.23

            Multiplied by the Class A-2 Interest Rate                                             5.600%

            Multiplied by 1/12 or in the case of the first Distribution Date, by 23/360      0.08333333                  $9,626.88
                                                                                        ----------------

            Plus any unpaid Class A-2 Interest Carryover Shortfall                                                           $0.00
                                                                                                                   ----------------

            Class A-2 Interest Distributable Amount                                                                      $9,626.88
                                                                                                                   ================

        D.  Calculation of Class A-3 Interest Distributable Amount

            Class A-3 Monthly Interest Distributable Amount:

            Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                of principal to Class A-3 Noteholders on such Distribution Date)         $61,000,000.00

            Multiplied by the Class A-3 Interest Rate                                            5.750%

            Multiplied by 1/12 or in the case of the first Distribution Date, by 23/360      0.08333333                $292,291.67
                                                                                        ----------------

            Plus any unpaid Class A-3 Interest Carryover Shortfall                                                           $0.00
                                                                                                                   ----------------

            Class A-3 Interest Distributable Amount                                                                    $292,291.67
                                                                                                                   ================

                                 Page 5 (1998-E)

    E.  Calculation of Noteholders' Interest Distributable Amount

        Class A-1 Interest Distributable Amount                                               $0.00
        Class A-2 Interest Distributable Amount                                           $9,626.88
        Class A-3 Interest Distributable Amount                                         $292,291.67


        Noteholders' Interest Distributable Amount                                                                     $301,918.54
                                                                                                                   ================

    F.  Calculation of Noteholders' Principal Distributable Amount:

        Noteholders' Monthly Principal Distributable Amount:

        Principal Distribution Amount                                                 $3,079,577.56

        The Class A-1 Notes will receive 57.00% of the Principal Distribution
            Amount on each Distribution Date. The Class A-2 Notes will receive
            43.00% of the Principal Distribution Amount on each Distribution Date until the Class A-1 Notes are paid off. Once the Class A-1 Notes are paid off the Class A-2 Notes and the Class A-3 Notes will be
            "sequential pay" classes, as follows; Once the Class A-1 Notes are paid off the Class A-2 notes will continue to amortize, until they are paid off; and once the Class A-2 Notes are paid off the Class A-3
            Notes will begin to amortize until they are paid off.
                                                                                                                     $3,079,577.56

        Unpaid Noteholders' Principal Carryover Shortfall                                                                    $0.00
                                                                                                                   ----------------

        Noteholders' Principal Distributable Amount                                                                  $3,079,577.56
                                                                                                                   ================

    G.  Application of Noteholders' Principal Distribution Amount:

        Amount of Noteholders' Principal Distributable Amount payable to
        Class A-1 Notes                                                                        0.00%                         $0.00
                                                                                    -----------------              ================

        Amount of Noteholders' Principal Distributable Amount payable to
        Class A-2 Notes                                                                       43.00%                 $3,079,577.56
                                                                                    -----------------              ================

IX. Pre-Funding Account

    A.      Withdrawals from Pre-Funding Account:

    Amount on deposit in the Pre-Funding Account as of the preceding
        Distribution Date or, in the case of the first Distribution Date,
        as of the Closing Date                                                                                               $0.00
                                                                                                                   ----------------
                                                                                                                             $0.00
                                                                                                                   ================

    Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a Subsequent
        Transfer Date (an amount equal to (a) $0 (the aggregate Principal
        Balance of Subsequent Receivables transferred to the Trust) plus
        (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i)
        the Pre-Funded Amount after giving effect to transfer of
        Subsequent Receivables over (ii) $0))                                                                                $0.00

    Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the February 1999 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding
        Account has been reduced to $100,000 or less as of the Distribution
        Date (see B below)                                                                                                   $0.00
                                                                                                                   ----------------

    Amount remaining on deposit in the Pre-Funding Account after
        Distribution Date                                                                      $0.00
                                                                                    -----------------
                                                                                                                             $0.00
                                                                                                                   ================

    B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

    Amount withdrawn from the Pre-Funding Account as a result of the
        Pre-Funded Amount not being reduced to zero on the Distribution
        Date on or immediately preceding the end of the Funding Period.                                                      $0.00


                                 Page 6 (1998-E)

X.      Reserve Account

        Requisite Reserve Amount:

        Portion of Requisite Reserve Amount calculated with respect to the Class A-1 Notes, Class A-2 Notes, and Class A-3 Notes,

                Product of (x) weighted average of the Class A-1, A-2, and A-3
                Interest Rates (based on outstanding Class A-1, A-2, and A-3
                principal balances), divided by 360                                         5.7451%
                (y) (the Pre-Funded Amount on such Distribution Date)                         0.00
                (z) (the number of days until the February 1999 Distribution Date)               0                            $0.00

                Less the product of (x) 2.5% divided by 360,                                 2.500%
                (y) the Pre-Funded Amount on such Distribution Date and,                      0.00
                (z) (the number of days until the February 1999 Distribution Date)               0                            $0.00
                                                                                                                       -------------

        Requisite Reserve Amount                                                                                              $0.00
                                                                                                                       =============

        Amount on deposit in the Reserve Account (other than the Class A-1
             Holdback Subaccount) as of the preceding Distribution Date or, in
             the case of the first Distribution Date, as of the Closing Date                                                  $0.00

        Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1
             Holdback Subaccount) (which excess is to be deposited by the
             Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account in respect of transfers of Subsequent
             Receivables)                                                                                                     $0.00

        Less: the excess, if any, of the amount on deposit in the Reserve
             Account (other than the Class A-1 Holdback Subaccount) over the
             Requisite Reserve Amount (and amount withdrawn from the Reserve
             Account to cover the excess, if any, of total amounts payable over
             Available Funds, which excess is to be transferred by the Indenture
             Trustee from amounts withdrawn from the Pre-Funding Account in
             respect of transfers of Subsequent Receivables)                                                                  $0.00

        Less: withdrawals from the Reserve Account (other than the Class A-1
             Holdback Subaccount) to cover the excess, if any, of total amount
             payable over Available Funds (see IV above)                                                                      $0.00
                                                                                                                       -------------

        Amount remaining on deposit in the Reserve Account (other than the Class
             A-1 Holdback Subaccount) after the Distribution Date                                                             $0.00
                                                                                                                       =============

XI.     Class A-1 Holdback Subaccount:

        Class A-1 Holdback Amount:

        Class A-1 Holdback Amount as of preceding Distribution Date or the Closing
             Date, as applicable,                                                                                             $0.00

        Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0
             (the Original Pool Balance after giving effect to the transfer of
             Subsequent Receivables on the Distribution Date or on a Subsequent
             Transfer Date preceding the Distribution Date))                                                                 $0.00

        Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount
             to cover a Class A-1 Maturity Shortfall (see IV above)                                                          $0.00

        Less withdrawal, if any, of amount remaining in the Class A-1 Holdback
             Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback
             Subaccount to cover a Class A-1 Maturity Shortfall (amount of
             withdrawal to be released by the Indenture Trustee)                                                             $0.00
                                                                                                                      -------------

        Class A-1 Holdback Subaccount immediately following the Distribution Date                                            $0.00
                                                                                                                      =============

XII.    Calculation of Servicing Fees

          Aggregate Principal Balance as of the first day of the
            Monthly Period                                                         $63,062,901.46
          Multiplied by Basic Servicing Fee Rate                                             1.25%
          Multiplied by months per year                                                0.08333333
                                                                                 -----------------

          Basic Servicing Fee                                                                          $65,690.52

          Less: Backup Servicer Fees                                                                        $0.00

          Supplemental Servicing Fees                                                                       $0.00
                                                                                                    --------------
          Total of Basic Servicing Fees and Supplemental Servicing Fees                                                 $65,690.52
                                                                                                                      =============

                                 Page 7 (1998-E)


XIII.     Information for Preparation of Statements to Noteholders

          a. Aggregate principal balance of the Notes as of first day of Monthly
                Period
                       Class A-1 Notes                                                                                        $0.00
                       Class A-2 Notes                                                                                $2,062,902.23
                       Class A-3 Notes                                                                               $61,000,000.00

          b. Amount distributed to Noteholders allocable to principal
                       Class A-1 Notes                                                                                        $0.00
                       Class A-2 Notes                                                                                $2,062,902.23
                       Class A-3 Notes                                                                                $1,016,675.33

          c. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                       Class A-1 Notes                                                                                        $0.00
                       Class A-2 Notes                                                                                        $0.00
                       Class A-3 Notes                                                                               $59,983,324.67

          d. Interest distributed to Noteholders
                       Class A-1 Notes                                                                                        $0.00
                       Class A-2 Notes                                                                                    $9,626.88
                       Class A-3 Notes                                                                                  $292,291.67

          e. 1. Class A-1 Interest Carryover Shortfall, if any (and change in amount
                from preceding statement)                                                                                     $0.00
             2. Class A-2 Interest Carryover Shortfall, if any (and change in amount
                from preceding statement)                                                                                     $0.00
             3. Class A-3 Interest Carryover Shortfall, if any (and change in amount
                from preceding statement)                                                                                     $0.00
                                                                                                                              $0.00

          f. Amount distributed payable out of amounts withdrawn from or pursuant to:
             1. Reserve Account                                                                         $0.00
             2. Spread Account Class A-1 Holdback Subaccount                                            $0.00
             3. Claim on the Note Policy                                                                $0.00

          g. Remaining Pre-Funded Amount                                                                                     $0.00

          h. Remaining Reserve Amount                                                                                        $0.00

          i. Amount on deposit on Class A-1 Holdback Subaccount                                                              $0.00

          j. Prepayment amounts
                       Class A-1 Prepayment Amount                                                                           $0.00
                       Class A-2 Prepayment Amount                                                                           $0.00
                       Class A-3 Prepayment Amount                                                                           $0.00

          k. Prepayment Premiums
                       Class A-1 Prepayment Premium                                                                          $0.00
                       Class A-2 Prepayment Premium                                                                          $0.00
                       Class A-3 Prepayment Premium                                                                          $0.00

          l. Total of Basic Servicing Fee, Supplemental Servicing Fees and other
                fees, if any, paid by the Trustee on behalf of the Trust                                                $65,690.52

          m. Note Pool Factors (after giving effect to distributions on the
                       Distribution Date)
                       Class A-1 Notes                                                                                  0.00000000
                       Class A-2 Notes                                                                                  0.00000000
                       Class A-3 Notes                                                                                  0.98333319


                                 Page 8 (1998-E)

XVI.    Pool Balance and Aggregate Principal Balance

                 Original Pool Balance at beginning of Monthly Period             $224,999,999.23
                 Subsequent Receivables                                                        --
                                                                                ------------------
                 Original Pool Balance at end of Monthly Period                   $224,999,999.23
                                                                                ==================

                 Aggregate Principal Balance as of preceding Accounting Date       $63,062,901.46
                 Aggregate Principal Balance as of current Accounting Date         $59,983,323.90


      Monthly Period Liquidated Receivables                                       Monthly Period Administrative Receivables

                                  Loan #                     Amount                              Loan #             Amount
                                  ------                     ------                              ------             ------
                    see attached listing                  $848,121.93              see attached listing                 --
                                                                $0.00                                                $0.00
                                                                $0.00                                                $0.00
                                                          ------------                                               ------
                                                          $848,121.93                                                $0.00
                                                          ============                                               ======


XVIII.   Delinquency Ratio

         Sum of Principal Balances (as of the Accounting Date) of all
             Receivables delinquent more than 30 days with respect to all or any
             portion of a Scheduled Payment as of the Accounting Date                        4,788,787.06

          Aggregate Principal Balance as of the Accounting Date                            $59,983,323.90
                                                                                        ------------------

          Delinquency Ratio                                                                                         7.98353067%
                                                                                                                    ===========

           IN WITNESS WHEREOF, I, Cindy A. Barmeier, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.

                                             ARCADIA FINANCIAL LTD.

          By:                                By:
             ---------------------------        ----------------------------
          Name:  Daniel Radev                Name: Cindy A. Barmeier
               -------------------------          --------------------------
          Title: Assistant Secretary         Title: Assistant Vice President
                ------------------------           -------------------------


                                 Page 9 (1998-E)